Exhibit 99.1

Micromobility.com Inc. Granted Extension for Continued Listing on Nasdaq

November 9, 2023

NEW YORK--(BUSINESS WIRE)--Nov. 9, 2023-- Micromobility.com (Nasdaq: MCOM) a leader in innovative urban transportation solutions, today announced it has received an extension from the Nasdaq Hearings Panel to continue its listing on the Nasdaq Capital Market. This decision is subject to the company meeting specific compliance criteria within designated timeframes.

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The Nasdaq Hearings Panel has stipulated that Micromobility.com Inc. must meet all the continued listing requirements, including the Bid Price and Market Value of Listed Securities (MVLS) requirements by the deadline of December 29, 2023.

The CEO of Micromobility.com Inc. expressed appreciation to Nasdaq for the opportunity to continue executing the company’s strategic plan, stating, “Our team is fully committed to addressing the compliance issues identified by Nasdaq and is actively working towards enhancing our growth trajectory and maximizing shareholder value.” This positive outcome from the Nasdaq Hearings Panel reflects the diligent efforts by Micromobility.com Inc. to align with compliance standards, underscored by its recent strategic initiatives, including the acquisition of the e-vehicle subscription service Wheels, and the expansion into new markets with additional retail outlets. The company is firmly dedicated to meeting the Panel’s conditions and is strategically positioned to take further actions to ensure ongoing compliance and bolster investor confidence.

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About micromobility.com Inc

micromobility.com Inc is a pioneering force in the micromobility industry, dedicated to creating sustainable and efficient solutions for urban transportation. With a portfolio of innovative brands such as Helbiz and Wheels, micromobility.com Inc empowers individuals to navigate urban environments conveniently and eco-consciously.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements'' within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the failure to meet projected development and production targets; (ii) changes in applicable laws or regulations; and (iii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the "SEC") by the Company including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

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Source: micromobility.com Inc